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                            STANDARD INDUSTRIAL LEASE
                             (SINGLE TENANT; GROSS)


1.   BASIC PROVISIONS ("Basic Provisions")

     1.1 PARTIES. This Lease ("Lease"), dated for reference purposes only, January 13, 1995 is made by and between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM ("Landlord"), and FORTUNE DOGS, INC. dba BIG DOG SPORTSWEAR, a California corporation ("Tenant") (collectively, the "Parties" or individually, a "Party").

     1.2 PREMISES. That certain real property, including all improvements therein or to be provided by Landlord under the terms of this Lease, commonly known by the street address of 8457 S. Eastern Avenue, Unit A Bell Gardens, located in the County of Los Angeles, State of California, and generally described as a concrete tilt up building containing 66,877 sq.ft. which is part of a larger multi-tenant facility ("Premises"). The Premises are identified by BEL-3A on the Site Plan attached as EXHIBIT A. (See paragraph 2 for further provisions.)

     1.3 TERM. Three (3) years and Six (6) months ("Original Term") commencing February 15, 1995, subject to the First Addendum ("Commencement Date"), and ending August 14, 1998 ("Expiration Date"). (See paragraph 3 for further provisions.)

     1.4  EARLY POSSESSION.  N/A  ("Early Possession Date").  (See paragraphs
3.2 and 3.3 for further provisions.)

     1.5  RENT

          (a) BASE RENT. Nineteen Thousand and no/100----- DOLLARS ($19,000.00) per month ("Base Rent"), payable in advance on the 1st day of each month commencing April 15, 1995. Base Rent will be adjusted at the beginning of the 31st month(s) of the term of this Lease (the "Adjustment Date(s)"), as provided in paragraph 4.2. (See paragraph 4 for further provisions.)

          (b) INITIAL MONTHLY CONTRACTUAL MAINTENANCE COSTS. Two Hundred Nineteen and no/100--- DOLLARS ($219.00) per month. (See paragraphs 7.1(b) and 7.5 for further provisions.)

     1.6 BASE RENT PAID UPON EXECUTION. Nineteen Thousand and no/100----- DOLLARS ($19,000.00) as Base Rent for the period April 15, 1995 to May 14, 1995.

     1.7 SECURITY DEPOSIT. Nineteen Thousand and no/100------------- DOLLARS ($19,000.00) ("Security Deposit"). (See paragraph 5 for further provisions.)

     1.8 PERMITTED USE. Warehousing and distribution of garments and all legally related activities related thereto. (See paragraph 6 for further provisions.)

     1.9 INSURING PARTY. Landlord is the "Insuring Party." Ten Thousand One Hundred Eighty-two & No/100-- DOLLARS ($10,182.00) is the "Base Cost." (See paragraph 8 for further provisions.)

     1.10 REAL ESTATE BROKERS. The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): Prentiss Properties represents /XX/ Landlord exclusively ("Landlord's Broker"); / / both Landlord and Tenant, and DAUM represents /X/ Tenant exclusively ("Tenant's Broker"); / / both Tenant and Landlord. (See paragraph 15 for further provisions.)

     1.11 GUARANTOR. The obligation of the Tenant under this Lease are to be guaranteed by N/A ("Guarantor"). (See paragraph 37 for further provisions.)

     1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of paragraphs 50 through 59, a Hazardous Materials Lease Rider referred to in paragraph 40, __________ and Exhibits A, Multi-Tenant Facility Lease Rider and Option to Extend Lease Rider, all of which are incorporated into and constitute a part of this Lease.


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2.   PREMISES

     2.1 LETTING. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, for the term, at the rental rate, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise specifically provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Landlord and Tenant agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 NO REPRESENTATIONS. Tenant acknowledges that: (a) it has been advised by Landlord and the Brokers to satisfy itself with respect to the condition of the Premises and the present and future fitness and suitability of the Premises for Tenant's intended use; (b) Tenant has made such inspection and investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Tenant's occupancy of the Premises and the term of this Lease; and (c) neither Landlord, nor any of Landlord's agents, has made any oral or written representations or warranties with respect to the condition, suitability or fitness of the Premises for the conduct of Tenant's business other than as may be specifically set forth in this Lease. (See First Addendum, Paragraph 56).

     2.3 ACCEPTANCE OF PREMISES. Tenant accepts the Premises in the condition existing on the date Tenant executes this Lease, subject to all matters of record and Applicable Law. Tenant acknowledges that neither Landlord nor any of Landlord's agents has agreed to undertake any alterations or additions or perform any maintenance or repair of the Premises unless specifically provided in this Lease.

3.   TERM

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in paragraph 1.3, unless advanced or delayed under any provision of this Lease.

     3.2 EARLY POSSESSION. If Tenant totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including, but not limited to, the obligations to pay Real Property Taxes and Insurance Cost Increases and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect or advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Landlord cannot deliver possession of the Premises to Tenant as agreed herein by the Early Possession Date, if one is specified in paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Tenant hereunder, or extend the term hereof, but in such case, Tenant shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. If possession of the Premises is not delivered to Tenant within Ten (10) days after the Commencement Date, Tenant may, at its option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Tenant is not received by Landlord within said ten (10)- day period, Tenant's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Tenant when required by this Lease and Tenant does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Tenant would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Tenant would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Tenant.

4.   RENT

     4.1 BASE RENT. Tenant shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Landlord in lawful money of the United States, without offset, demand, prior notice or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon a thirty (30)-day month. Payment of Base Rent and other charges shall be made to Landlord at Landlord's address for delivery of notices set forth in paragraph 23 or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant.

     4.2 COST OF LIVING INCREASES. The Base Rent shall be increased at the time(s) stated in paragraph 1.5(a) in proportion to the increase from the date the term commenced in the Consumer Price Index published by the United States Department of Labor, Bureau of Labor Statistics for Urban Wage Earners and Clerical Workers, all items, for the Los Angeles - Anaheim - Riverside Statistical Area (1982-84 = 100) (the "Index"). The increase in Base Rent will be calculated as follows: The initial Base Rent, set forth in Paragraph 1.5(a), will be multiplied by a fraction, the numerator of which shall be the Index for the calendar month which is four (4) calendar months prior to the calendar month in which the increase is effective and the denominator of which shall be the Index for the calendar month in which the Original Term commences 4% minimum - 8% maximum per annum. The sum so calculated shall constitute the adjusted Base Rent payable under this Lease. In no event shall such adjusted Base Rent be less than the Base Rent payable for the month immediately preceding the Adjustment Date in question. Tenant shall pay the adjusted Base Rent from its effective date until the next periodic increase. Landlord may notify Tenant of the adjusted Base Rent after the Adjustment Date since the Index for the appropriate month may not be available on the Adjustment Date. In such event, Tenant shall pay Landlord the amount of the increase in Base Rent for the period elapsed between the Adjustment Date and Landlord's notice of such increase within ten (10) days after Landlord's notice. Landlord's failure to request payment of adjusted Base Rent shall not constitute a waiver of the right to any adjustment provided for in this Lease. If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term of this Lease, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

5.   SECURITY DEPOSIT

     Tenant shall deposit with Landlord upon execution hereof the Security Deposit set forth in paragraph 1.7 as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in paragraph 13.1), Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorneys' fees) which Landlord may suffer or incur by reason thereof. If Landlord uses or applies all or any portion of said Security Deposit, Tenant shall, within ten (10) days after written request therefor, deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Tenant shall promptly (and in no event more than ten (10) days following the date the increase in Base Rent is effective) deposit additional monies with Landlord sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Landlord shall not be required to keep all or any part of the Security


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Deposit separate from its general accounts.  Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest herein), that portion of the Security Deposit not used or applied by Landlord. Unless otherwise expressly agreed in writing by Landlord, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Tenant under this Lease.

6.  USE
    6.1 USE. Tenant shall use and occupy the Premises only for the purposes set forth in paragraph 1.8, and for no other purpose. Tenant shall not use or permit the use of the Premises in a manner that violates Applicable Law (as defined in paragraph 6.3), creates waste or nuisance, or that disturbs owners or occupants of, or causes damage to, neighboring premises or properties. Tenant shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord or which might damage the Premises or any portion thereof.
    6.2  HAZARDOUS MATERIALS.
              (a) See attached Hazardous Materials Lease Rider for further provisions.
              (b) DUTY TO INFORM LANDLORD. If Tenant knows, or has reasonable cause to believe, that a Hazardous Material or Toxic Substance (as defined in the Hazardous Materials Lease Rider), or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, order, claim, action, proceeding or other communication given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Material or Toxic Substance or contamination in, on or about the Premises, including, but not limited to, all such documents as may be involved in any Reportable Uses involving the Premises. "Reportable Use" means (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Material or Toxic Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable use shall also include
         Tenant's being responsible for the presence in, on or about the Premises of a Hazardous Material or Toxic Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties.
    6.3 TENANT'S COMPLIANCE WITH LAW. Except as otherwise specifically provided in this Lease, Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including, but not limited to, matters pertaining to (a) industrial hygiene, (b) accessibility and use by individuals with disabilities,
(c) environmental conditions on, in, under or about the Premises, including air, soil and groundwater conditions, and (d) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Material or Toxic Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Tenant shall, within five
(5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Law specified by Landlord, and shall immediately upon receipt notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises or to comply with any Applicable Law. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Premises and shall promptly take all substantial and nonsubstantial actions necessary to comply with all Applicable Law regulating the use, condition or occupancy of the Premises (including structural or other upgrading of or improvements to the Premises required as a result of Tenant's activities or use of the Premises).
    6.4 INSPECTION: COMPLIANCE. Landlord and Landlord's Lender(s) (as defined in paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Law (as defined in paragraph 6.3), and to employ experts and consultants in connection therewith and to advise Landlord with respect to Tenant's activities, including, but not limited to, the installation, operation, use, monitoring, maintenance or removal of any Hazardous Material or Toxic Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the Party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination caused or permitted by Tenant, is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Tenant shall, upon request, reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

7.  MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS
    7.1  TENANT'S OBLIGATIONS.
              (a) Subject to the provisions of this Lease, including, but not limited to, paragraphs 7.2 (Landlord's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, interior and exterior walls (including graffiti removal), ceilings, floors, windows, doors, plate glass, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about the Premises as further defined in the Multi-Tenant Facility Rider, but excluding foundations, the exterior roof and the structural aspects of the Premises. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.
              (b) Landlord shall, at Tenant's sole cost and expense payable in accordance with paragraph 7.5 below, procure and maintain contracts on terms consistent with those maintained on behalf of other Tenants in the Bell Gardens Industrial Park, for the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises and the property of which the Premises are a part; (i) heating, air-conditioning and ventilating equipment; (ii) fire sprinkler and/or standpipe and hose or other automatic fire

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         extinguishing systems; including fire alarm and/or smoke detection;
         (iii) landscaping and irrigation systems; (iv) roof membrane maintenance; and (v) asphalt and parking lot maintenance. Notwithstanding any provision of this paragraph 7.1 to the contrary, if maintenance, repair or replacement of a portion of the Premises which is the subject of a service contract described in this paragraph 7.1(b) is needed, Tenant shall promptly so notify Landlord. Following receipt of such notice, Landlord will cause the necessary maintenance, repair or replacement to be performed on behalf of Tenant and at Tenant's sole cost by a contractor of Landlord's selection. Tenant agrees to reimburse Landlord upon demand for all costs and expenses of such performance.
              (c) Tenant shall, at Tenant's expense, repair any damage to the foundations, exterior roof and structural aspects of the Premises caused by or resulting from any negligent act or omission of Tenant, Tenant's agents, employees, contractors, invitees or others using the Premises with Tenant's expressed or implied permission.
    7.2 LANDLORD'S OBLIGATIONS. Following receipt of written notice of the need for such repairs and subject to paragraph 13.5, Landlord shall, at Landlord's expense, keep the foundations, exterior roof and structural aspects of the Premises in good order, condition and repair. Landlord shall not, however, be obligated to paint the exterior surface of the exterior walls or to maintain the windows, doors or plate glass or the interior surface of exterior walls. Landlord shall not, in any event, have any obligation to repair damage caused by any negligent act or omission of Tenant, Tenant's agents, employees, contractors, invitees or others using the Premises with Tenant's expressed or implied permission, or to make any repairs until Landlord receives written notice of the need for such repairs. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Tenant expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Tenant the right to, make repairs at the expense of Landlord or to terminate this Lease by reason of the condition of the Premises or any needed repairs. (See First Addendum, Paragraph
57)
    7.3  UTILITY INSTALLATION; TRADE FIXTURES; ALTERATIONS.
              (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating and air-conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Tenant's machinery, racking, and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from those which are provided by Landlord under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Tenant Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Tenant that are not yet owned by Landlord as defined in paragraph 7.4(a). Tenant shall not make any Alterations or Utility Installations in, on, under or about the Premises without Landlord's prior written consent. Tenant may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, foundation or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed FIVE
         THOUSAND DOLLARS ($5,000.00).
              (b) CONSENT. Any Alterations or Utility Installations that Tenant shall desire to make and which require the consent of Landlord shall be presented to Landlord in written form with proposed detailed plans. All consents given by Landlord, whether by virtue of paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Tenant's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Landlord prior to commencement of the work thereon; and (iii) the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Tenant during the term of this Lease shall be done in a good and workmanlike manner, with new, good and sufficient materials, by contractors approved by Landlord, and in compliance with all Applicable Law. Tenant shall promptly upon completion thereof furnish Landlord with as-built plans and specifications therefor. Landlord may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs FIVE THOUSAND DOLLARS ($5,000.00) or more upon Tenant's providing Landlord with a lien and completion bond in form and with a surety approved by Landlord in an amount equal to one and one-half (1.5) times the estimated cost of such Alteration or Utility Installation and/or upon Tenant's posting an additional Security Deposit with Landlord under paragraph 36 hereof.
              (c) INDEMNIFICATION. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten
         (10) days' notice prior to the commencement of any work in, on or about the Premises, and Landlord shall have the right to post notices of nonresponsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises.
         If Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half (1.5) times the amount of such contested lien claim or demand, indemnifying Landlord against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so.
    7.4  OWNERSHIP; REMOVAL; SURRENDER AND RESTORATION.
              (a) OWNERSHIP. Subject to Landlord's right to require their removal or become the owner thereof as hereinafter provided in this paragraph 7.4, all Alterations and Utility Additions made to the Premises by Tenant shall be the property of and owned by Tenant, but considered a part of the Premises. Landlord may, at any time and at its option, elect in writing to Tenant to be the owner of all or any specified part of the Tenant Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Tenant Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Landlord and remain upon and be surrendered by Tenant with the Premises.
              (b) REMOVAL. Unless otherwise agreed in writing, Landlord may require that any or all Tenant Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Landlord. Landlord may require the removal at any time of all or any part of any Tenant Owned Alterations or Utility Installations made without the required consent of Landlord.
              (c) SURRENDER/RESTORATION. Tenant shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Tenant performing all of its obligations under this Lease. Except as otherwise

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         agreed or specified in writing by Landlord, the Premises, as surrendered, shall include the Utility Installations. The obligations of Tenant shall include the repair of any damage occasioned by the installation, maintenance or removal of Tenant's Trade Fixtures, furnishings, equipment and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Tenant; the removal of all Hazardous Materials and Toxic Substances brought upon, kept, used or permitted in or about the Premises by Tenant, its agents, employees, contractors or invitees; and the removal, replacement or remediation of any soil, material or ground water contamination caused or permitted by Tenant, all as may then be required by Applicable Law and/or good practice. Tenant's Trade Fixtures shall remain the property of Tenant and shall be removed by Tenant subject to its obligations to repair and restore the Premises per this Lease.

    7.5 ITEMIZED CONTRACTUAL MAINTENANCE COSTS. Tenant shall pay Landlord for Itemized Contractual Maintenance Costs (as defined below) in accordance with this paragraph 7.5:

             (a) DEFINITION OF ITEMIZED CONTRACTUAL MAINTENANCE COSTS. Itemized Contractual Maintenance Costs means all sums actually expended by Landlord for the service contracts described in paragraph 7.1(b).

             (b) TENANT'S OBLIGATION TO PAY. Commencing on the date that the first payment of Base Rent is due for the first full calendar month of the Lease term, Tenant shall pay to Landlord, at the time and in the manner that Base Rent is payable, am amount estimated by Landlord to be Tenant's share of Itemized Contractual Maintenance Costs. The initial monthly charge payable by Tenant is Two Hundred Eighteen and no/100 DOLLARS ($218.00) and is subject to increase in accordance with paragraph 7.5(c), below.

             (c) ADJUSTMENT OF ITEMIZED CONTRACTUAL MAINTENANCE CHARGES. Landlord may adjust the monthly charge payable by Tenant at the end of each accounting period on the basis of Landlord's reasonably anticipated Itemized Contractual Maintenance Costs for the following accounting period. An accounting period is a calendar year, except that the first accounting period shall commence on the date the Lease term commences and the last accounting period shall end on the date the Lease term expires or terminates.

             (d) STATEMENT OF ITEMIZED CONTRACTUAL MAINTENANCE CHARGES. Landlord shall furnish to Tenant a statement showing the total Itemized Contractual Maintenance Costs for the accounting period, and the payments made by Tenant with respect to each accounting period, within ninety (90) days after the end of each accounting period, covering the accounting period just ended. Each statement shall be prepared, signed and certified to be correct by the authorized agent of Landlord.

             (e) DEFICIENCY. If Tenant's share of Itemized Contractual Maintenance Costs for the accounting period exceeds the payments made by Tenant, Tenant shall pay Landlord the deficiency within ten
         (10) days after the receipt of the statement. If Tenant's payments made during the accounting period exceed Tenant's share of Itemized Contractual Maintenance Costs, the excess will be credited against the next monthly payment due from Tenant, or paid to Tenant if the Lease has terminated and Tenant has no outstanding financial obligations to Landlord.

             (f) RECORDS. Landlord shall keep full and accurate books of account covering the Itemized Contractual Maintenance Costs, and the statement to Tenant shall accurately reflect the total Itemized Contractual Maintenance Costs for the accounting period. Tenant shall have the right at reasonable times during normal business hours for a period of one (1) year after receipt of a statement of Itemized Contractual Maintenance Costs to inspect the books of account upon which that statement is based.

             (g) TERMINATION OF OCCUPANCY. If the Lease expires or terminates on a date other than the end of a calendar year, Landlord will submit a current statement of Itemized Contractual Maintenance Costs for the partial calendar year and Tenant will be obligated to pay for Itemized Contractual Maintenance Costs through the date of termination. If Tenant's Share of Itemized Contractual Maintenance Costs for the accounting period in which the Lease expires or terminates exceeds the payments made by Tenant for that period, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of the statement. If Tenant's payments made during the accounting period in which the Lease expires or terminates exceed Tenant's share of Itemized Contractual Maintenance Costs for that period, the excess will be refunded to the Tenant.

8.  INSURANCE; INDEMNITY

    8.1  PAYMENT OF COST INCREASES.

             (a) Tenant shall pay to Landlord any Insurance Cost Increase (as defined below) occurring during the term of this Lease. "Insurance Cost Increase" is defined as any increase in the cost of insurance applicable to the Premises, over and above the Base Cost, as hereinafter defined, calculated on an annual basis. Insurance Cost Increase shall include, increases resulting from the nature of Tenant's occupancy, any act or omission of Tenant, increased valuation of the Premises, and/or a rate increase. If the Parties insert a dollar amount in paragraph 1.9, such amount shall be considered the "Base Cost." In lieu thereof, if the Premises have been previously occupied, the "Base Cost" shall be the annual cost of the insurance applicable to the most recent occupancy.

             (b) Tenant shall pay any such Insurance Cost Increase to Landlord either within fifteen (15) days after receipt by Tenant of an invoice or other reasonable evidence of the amount due or, at Landlord's option, in advance, as provided in paragraph 8.9. If the applicable insurance covers other property besides the Premises, Landlord shall also deliver to Tenant a statement of the amount of such Insurance Cost Increase attributable only to the Premises, showing in reasonable detail the manner in which such amount was computed. The Insurance Cost Increase for any period extending beyond the term of this Lease shall be prorated to coincide with the corresponding Expiration Date of the Lease term.

    8.2  LIABILITY INSURANCE.

             (a) CARRIED BY TENANT. Tenant shall obtain and keep in force during the term of this Lease, at Tenant's expense, a Commercial General Liability policy of insurance protecting Tenant and naming Landlord (STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM) and Landlord's appointed Property Manager as additional insureds against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) per occurrence with an "Additional Insured-Managers or Landlords of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant or relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

             (b) CARRIED BY LANDLORD. If Landlord is the Insuring Party, Landlord shall also maintain liability insurance for at least the minimum coverages described in paragraph 8.2(a). Such insurance shall be in addition to, and

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         not in lieu of, the insurance required to be maintained by Tenant.
         Landlord may elect to self-insure for this coverage. Tenant shall not be named as an additional insured on any policy of liability insurance maintained by Landlord.


    8.3  PROPERTY INSURANCE--BUILDING, IMPROVEMENTS AND RENTAL VALUE.
              (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. If Landlord is the Insuring Party, Landlord may elect to self-insure for this coverage. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurance value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. However, Tenant Owned Alterations and Utility Installations shall be insured by Tenant under paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage, including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor
         Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. Landlord may (but shall not be required to) maintain earthquake and flood insurance with the endorsements referred to above on the Premises. If Landlord elects to maintain such coverage, the cost of such insurance shall be allocated to paragraph 8.1.

             (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and Lender(s), insuring the loss of the full rental and other charges payable by Tenant to Landlord under this Lease for not less than one (1) year (including all real estate taxes, Insurance Cost increases and any scheduled rental increases). If Landlord is the Insuring Party, Landlord may elect to self-insure for this coverage. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for not less than one (1) full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, Insurance
         Cost increases and other expenses, if any, otherwise payable by Tenant, for the next twelve (12)-month period.

             (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, the Tenant shall pay for any increase in the cost of the property insurance applicable to such building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

             (d) TENANT'S IMPROVEMENTS. If Landlord is the Insuring Party, Landlord shall not be required to insure Tenant Owned Alterations and Utility installations unless the item in question has become the property of Landlord under the terms of this Lease.

   8.4 TENANT'S PROPERTY INSURANCE. Subject to the requirements of paragraph 8.5, Tenant, at its cost, shall either by separate policy or, at Landlord's option, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property, Tenant Owned Alterations and Utility installations in, or or about the Premises similar in coverage to that carried by the Insuring Party under paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed ONE
THOUSAND DOLLARS ($1,000.00) per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property or the restoration of Tenant Owned Alterations and Utility installations. Tenant shall be the Insuring Party with respect to the insurance required by this paragraph 8.4 and shall provide Landlord with written evidence that such insurance is in force in accordance with paragraph 8.5.


   8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the State where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-:VII, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "BEST'S INSURANCE GUIDE." Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referring to in this paragraph 8. Tenant shall, at Tenant's sole cost and expense, comply with any and all requirements pertaining to the Premises of any insurance provider or fire department necessary for the maintenance of the insurance described in this paragraph 8. At the time Tenant executes this Lease, Tenant shall cause to be delivered to Landlord certified copies of, or certificates evidencing the existence and amounts of, the insurance, and with the additional insureds, required under paragraphs 8.2 and 8.4. Each policy shall contain an endorsement providing that it is not cancellable or subject to modification except after thirty (30) days' prior written notice from the insurance company to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may (but shall not be obligated to) order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand.

   8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Tenant and Landlord ("Waiving Party") each hereby releases and relieves the other, and waives their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductible applicable thereto.

   8.7 INDEMNITY. Except for Landlord's negligence and/or breach of express warranties, if any, Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and its trustees, agents (including Landlord's Property Manager), Landlord's master or ground lessor, partners and Lenders, from and against any and all claims, loss or rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving or in dealing with, the occupancy of the Premises by Tenant, the conduct of Tenant's business, any negligent act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any Default or Breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The foregoing shall include, but shall not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding being brought against Landlord by reason of any of the foregoing matters, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, and Landlord shall cooperate with Tenant in such defense or, at Landlord's election, Tenant shall reimburse Landlord for any and all reasonable legal fees and costs incurred by Landlord in connection with any such claim.

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    8.8  EXEMPTION OF LANDLORD FROM LIABILITY. Other than due to an ______
constituting a breach of the Lease, negligent, or willful misconduct by Landlord or its' agents (and then only to the ex____ that any injury or damage would not be covered by insurance required under this lease), Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Tenant, Tenant's employees, contractors, invitees, customers or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of Landlord. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall not be liable under any circumstances for injury to Tenant's business or for any loss of income or profit therefrom.
    8.9 ADVANCE PAYMENT. Landlord reserves the right, at Landlord's option, to estimate the annual Insurance Cost Increase payable by Tenant, and to require such annual Insurance Cost Increase to be paid to Landlord by Tenant monthly, in advance, with the payment of Base Rent. If Landlord elects to require payment monthly in advance, the monthly payment shall be one-twelfth (1/12) of the annual Insurance Cost Increase payable by Tenant under this Lease, as reasonably estimated by Landlord. Landlord may adjust the monthly payment of Insurance Cost Increase from time to time as Landlord reasonably deems necessary based on Landlord's reasonable estimate of the annual Insurance Cost Increase. If the amounts paid to Landlord by Tenant under the provisions of this paragraph are insufficient to discharge the obligation of Tenant to pay such Insurance Cost Increase, Tenant shall pay to Landlord, upon demand, such additional sums as are necessary to pay such obligation. All monies paid to Landlord under this paragraph may be intermingled with other monies of Landlord and shall not bear interest. In the event of a Breach by Tenant in the performance of the obligations of Tenant under this Lease, then any balance of funds paid to Landlord under the provisions of this paragraph may, subject to proration as provided in paragraph 8.1, at the option of Landlord, be treated as an additional Security Deposit under paragraph 5.

9.  DAMAGE OR DESTRUCTION
    9.1  DEFINITIONS.
              (a)  "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Tenant Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the than
         Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Tenant Owned Alterations and Utility Installations.
              (b)  "Premises Total Destruction" shall mean damage or
         destruction to the Premises, other than Tenant Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Tenant Owned Alterations and Utility Installations.
              (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Tenant Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.
              (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Landlord at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.
              (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Material or Toxic Substance (as defined in the Hazardous Materials Lease Rider) in, on, under or about the Premises.
    9.2 PARTIAL DAMAGE--INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Landlord shall, at Landlord's expense, repair such damage (but not Tenant's Trade Fixtures or Tenant Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Landlord shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Tenant provides Landlord with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Landlord receives said funds or adequate assurance thereof within said ten (10)-day period, the Party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Landlord does not receive such funds or assurance within said period, Landlord may nevertheless elect by written notice to Tenant within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Landlord paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Landlord does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed in writing, or caused by a negligent or willful act or omission of Landlord or its' agents, Tenant shall in no event have any right to reimbursement from Landlord for any funds contributed by Tenant to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to paragraph 9.3 rather than paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage or destruction to the Premises. If repair or restoration by Landlord or Tenant shall exceed a twelve (12) month period as determined by Landlord, Landlord shall so notify Tenant and either party shall have the right to cancel this Lease by providing written notice to the other party within 30 days of Landlord's notice, and the Lease will terminate 30 days following such written notice.
    9.3 PARTIAL DAMAGE--UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act or omission of Tenant (in which event Tenant shall make the repairs at Tenant's expense and this Lease shall continue in full force and effect, but subject to Landlord's rights under paragraph 13), Landlord may, at Landlord's option, either: (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect; or
(b) give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such damage of Landlord's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's commitment to pay for the repair of such damage totally at Tenant's expense and without reimbursement from Landlord. Tenant shall provide Landlord with the required funds or satisfactory assurance thereof within thirty (30) days following Tenant's said commitment. In such event, this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Tenant does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Landlord's notice of termination. If repair or restoration by Landlord or Tenant shall exceed a twelve (12) month period as determined by Landlord, Landlord shall so notify Tenant and either party shall have the right to cancel this Lease by providing written notice to the other party within 30 days of Landlord's notice, and the Lease will terminate 30 days following such written notice.
    9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act or omission of Tenant. In the event, however, that the damage or destruction was caused by Tenant, Landlord shall have the right to recover Landlord's damages from Tenant except as released and waived in paragraph 8.6. However, if the Premises can be rebuilt within twelve (12) months after the date of the destruction, Landlord may elect to rebuild the Premises at Landlord's expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of its election within sixty (60) days after the occurrence of the Premises Total Destruction. If the destruction was caused by a negligent or willful act or omission of Tenant, Tenant shall pay Landlord upon demand the difference between the actual cost of rebuilding the Premises and any insurance proceeds received by Landlord.
    9.5  DAMAGE NEAR END OF TERM.  If at any time during the last six (6)
months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured loss, Landlord may, at Landlord's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Tenant at that time has an exercisable option to extend this Lease or to purchase the Premises, then Tenant may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (a) exercising such option, and (b) providing Landlord with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Tenant duly exercises such option during said Exercise Period and provides Landlord with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option and provide such funds or assurance during said Exercise Period, then Landlord may at Landlord's option terminate this Lease as of the expiration of said sixty (60)-day period following the occurrence of such damage by giving written notice to Tenant of Landlord's election to terminate within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.
    9.6  ABATEMENT OF RENT: TENANT'S REMEDIES.
              (a) In the event of damage described in paragraph 9.2 (Partial Damage--Insured), or damages described in paragraph 9.3, whether or not Landlord or Tenant repairs or restores the Premises, the Base Rent, Real Property Taxes, Insurance Cost Increases, and other charges, if any, payable by Tenant hereunder for the period during which such damage, its repair or the restoration continues, shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, Insurance Cost Increases, and other charges, if any, as aforesaid, all other obligations of Tenant hereunder shall be performed by Tenant, and Tenant shall have no claim against Landlord for any damage suffered by reason of the damage or destruction or any such repair or restoration (including investigation and remediation of any Hazardous Substance Condition pursuant to paragraph 9.7) unless such loss was due to a negligent or willful act or omission of Landlord or its' agents and would not otherwise be covered by insurance required to be in effect under this Lease. Also, Landlord shall not be responsible for any injury to Tenant's business, loss of income or profit therefrom.
              (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Tenant may, at any time prior to the commencement of such repair or restoration, give written notice to Landlord and to any Lenders of which Tenant has actual notice of Tenant's election to terminate this Lease on a date not less than sixty
         (60) days following the giving of such notice. If Tenant gives such notice to Landlord and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Landlord or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this paragraph shall mean either the unconditional authorization of the preparation of the required plans or the beginning of the actual work on the Premises, whichever first occurs.
    9.7  HAZARDOUS SUBSTANCE CONDITIONS.   If a Hazardous Substance Condition
(as defined in paragraph 9.1(e)) occurs, unless Tenant is legally responsible therefor (in which case Tenant shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Landlord's rights under paragraph 13 and the Hazardous Materials Lease Rider), Landlord may at Landlord's option either (a) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or ONE HUNDRED THOUSAND DOLLARS ($100,000.00), whichever is greater, give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such Hazardous Substance Condition of Landlord's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right, within ten (10) days after the receipt of such notice, to give written notice to Landlord of Tenant's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Tenant's expense and without reimbursement from Landlord except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or ONE HUNDRED THOUSAND DOLLARS ($100,000.00), whichever is greater. Tenant shall provide Landlord with the funds required of Tenant or satisfactory assurance thereof within thirty
(30) days following Tenant's said commitment. In such event this Lease shall continue in full force and effect, and Landlord shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Tenant does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Landlord's notice of termination. If a Hazardous Substance Condition occurs for which Tenant is not legally responsible, there shall be abatement of Tenant's obligations under this Lease to the same extent as provided in paragraph 9.6(a) for a period of not to exceed twelve (12) months.
    9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit as has not been, or is not then required to be, used by Landlord under the terms of this Lease.
    9.9 WAIVE STATUTES. Landlord and Tenant agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES
    10.1 (a) PAYMENT OF TAXES. Landlord shall pay the Real Property Taxes, as defined in paragraph 10.2, applicable to the Premises; provided, however, that Tenant shall pay, in addition to rent, the amount, if any, by which Real Property Taxes applicable to the Premises increase over the fiscal tax year during which the Commencement Date occurs ("Tax Increase"). Subject to paragraph 10.1(b), payment of any such Tax Increase shall be made by Tenant within fifteen (15) days after receipt of Landlord's written statement setting forth the amount due. Tenant shall promptly furnish Landlord
         with satisfactory evidence that such taxes have been paid.   If any
         such taxes to be paid by Tenant shall cover any period of time prior to or after the expiration


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          or earlier termination of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Landlord shall reimburse Tenant for any overpayment after such proration.
               (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Landlord reserves the right, at Landlord's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Tax Increase to be paid in advance to Landlord by Tenant, either: (i) in a lump sum amount equal to the amount due, at least twenty (20) days prior to the applicable delinquency date: or (ii) monthly, in advance, with the payment of the Base Rent. If Landlord elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated Tax Increase to be paid. When the actual amount of the applicable Tax Increase is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable Tax Increase before delinquency. If the amounts paid to Landlord by Tenant under the provisions of this paragraph are insufficient to discharge the obligation of Tenant to pay such Tax Increase as the same becomes due, Tenant shall pay to Landlord, upon Landlord's demand, such additional sums as are necessary to pay such obligation. All monies paid to Landlord under this paragraph may be intermingled with other monies of Landlord and shall not bear interest. In the event of a Breach by Tenant in the performance of the obligations of Tenant under this Lease, then any balance of funds paid to Landlord under the provisions of this paragraph may, subject to proration as provided in paragraph 10.1(a), at the option of Landlord, be treated as an additional Security Deposit under paragraph 5.
               (c) ADDITIONAL IMPROVEMENTS. Notwithstanding paragraph 10.1(a) hereof, Tenant shall pay to Landlord upon demand therefor the entirety of any increase in Real Property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by or on behalf of Tenant or at Tenant's request.
     10.2 DEFINITION OF "REAL PROPERTY TAXES". As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy, charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, Landlord's right to rent or other income therefrom, and/or Landlord's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment of charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, before or during the term of this Lease, including, but not limited to, a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. The STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM is an agency of the State of California, and as such is exempt from the payment of ad valorem real property taxes under Section 3(a) of Article XIII of the California Constitution. However, Tenant's possessory interest in the Premises may be subject to property taxation and to the payment of property taxes levied on that interest. The full cash value, as defined in Sections 110 and 110.1 of the Revenue and Taxation Code, of the possessory interest upon which property taxes will be based shall equal the greater of (a) the full cash value of the possessory interest of (b) if Tenant has leased less than all of the property of which the Premises are a part, the Tenant's allocable share of the full cash value of such property that would have been enrolled if such property had been subject to property taxation upon acquisition by Landlord. Tenant's allocable shall be Tenant's leasable square feet divided by the total leasable square feet of such property. For the purposes of this Lease, the term "Real Property Tax" shall also include (in addition to the matters described above) possessory interest taxes and Tenant shall pay such possessory interest taxes and in the manner and at the times required under paragraph 10.
     10.3. JOINT ASSESSMENT. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonable available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.
     10.4. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property. Tenant shall pay Landlord the taxes attributable to Tenant within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property or, at Landlord's option, as provided in paragraph 10.1(b). Landlord's reasonable determination thereof, in good faith, shall be conclusive.

11.  UTILITIES
     Tenant shall make all arrangements and pay for all water, gas, heat, light, power, telephone, trash disposal, and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING
     12.1 LANDLORD'S CONSENT REQUIRED.
               (a) Tenant shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent given under and subject to the terms of paragraph 36.
               (b) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. Any transfer of the voting control of Tenant shall constitute a change in control for this purpose. See First Addendum Paragraph 58.
               (c) The involvement of Tenant or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, which results or will result in a reduction of the Net Worth of Tenant, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Tenant as it was represented to Landlord at the time of the execution by Landlord of this Lease or at the time of the most recent assignment to which Landlord has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Tenant was or is greater, shall be considered an assignment of this Lease by Tenant to which Landlord may reasonably withhold its consent. "Net Worth of Tenant" for purposes of this Lease shall be the net worth of Tenant (excluding any guarantors) established under generally accepted accounting principles consistently applied.
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               (d)  An assignment or subletting of Tenant's Interest in this
          Lease without Landlord's specific prior written consent shall be void and shall, at Landlord's option, be a Default curable after notice per paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Landlord elects to treat such unconsented to assignment or subletting as a noncurable Breach, Landlord shall have the right to either: (i) terminate this Lease; or (ii) upon thirty (30) days' written notice ("Landlord's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Tenant, Tenant shall pay the amount set forth in Landlord's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Tenant shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.
     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.
               (a) Regardless of Landlord's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or subtenant of the obligations of Tenant under this Lease; (ii) release Tenant of any obligations hereunder; or
          (iii) alter the primary liability of Tenant for the payment of Base Rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease.
               (b) Landlord may accept any rent or performance of Tenant's obligations from any person other than Tenant pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the Default or Breach by Tenant of any of the terms, covenants or conditions of this Lease.
               (c) The consent of Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the subtenant. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.
               (d) In the event of any Default or Breach of Tenant's obligations under this Lease, Landlord may proceed directly against Tenant, any Guarantors or any one else responsible for the performance of the Tenant's obligations under this Lease, including the subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.
               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subtenant, including, but not limited to, the name, business and financial condition of the proposed assignee or subtenant, financial details of the proposed transfer and the intended use and/or required modification of the Premises, if any.
               (f) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.
               (g) The occurrence of a transaction described in paragraph 12.1(c) shall give Landlord the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Landlord may make the actual receipt by Landlord of the amount required to establish such Security Deposit a condition to Landlord's consent to such transaction.
     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
               (a) Tenant hereby assigns and transfers to Landlord all of Tenant's Interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a Breach (as defined in paragraph 13.1) shall occur in the performance of Tenant's obligations under this Lease, Tenant may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord, nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such sublease. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a Breach exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents and other charges due and to become due under the sublease. Subtenant shall rely upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said subtenant, or, until the Breach has been cured, against Landlord, for any such rents and other charges so paid by said subtenant to Landlord.
               (b) In the event of a Breach by Tenant in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of the sublandlord under such sublease from the time of the

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            exercise of said option to the expiration of such sublease;
            provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to such sublandlord or for any other prior Defaults or Breaches of such sublandlord under such sublease.

                 (c) Any matter or thing requiring the consent of the sublandlord under a sublease shall also require the consent of Landlord herein.

                 (d) No subtenant shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

                 (e) Landlord shall deliver a copy of any notice of Default or Breach by Tenant to the subtenant, who shall have the right to cure the Default of Tenant within the grace period, if any, specified in such notice. The subtenant shall have a right of reimbursement and offset from and against Tenant for any such Defaults cured by the subtenant.

13.  DEFAULT; BREACH; REMEDIES

     13.1 DEFAULT; BREACH. Landlord and Tenant agree that if an attorney is consulted by Landlord in connection with a Tenant Default or Breach (as hereinafter defined), THREE HUNDRED FIFTY DOLLARS ($350.00) is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Landlord may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Tenant to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Tenant under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Tenant to cure such Default prior to the expiration of the applicable grace period, and shall entitle Landlord to pursue the remedies set forth in paragraphs 13.2 and 13.3:

                 (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                 (b) The failure by Tenant to make any payment of Base Rent or any other monetary payment required to be made by Tenant hereunder, whether to Landlord or to a third party, as and when due; the failure by Tenant to provide Landlord with reasonable evidence of insurance or surety bond required under this Lease; or the failure of Tenant to fulfill any obligation under this Lease which endangers or threatens life or property or the environment, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Landlord to Tenant.

                 (c) The failure by Tenant to provide Landlord with reasonable written evidence (in duly executed original form, if applicable) of
            (i) compliance with Applicable Law per paragraph 6.3, (ii) the rescission of an unauthorized assignment or subletting per paragraph 12.1(d) (if Landlord elects to treat such assignment or subletting as a curable Default), (iii) a Tenancy Statement per paragraph 16 or 37, (iv) the subordination or nonsubordination of this Lease per paragraph 30, (v) the guaranty of the performance of Tenant's obligations under this Lease if required under paragraph 1.11 and 37, (vi) the execution of any document requested under paragraph 42 (easements), or (vii) any other documentation or information which Landlord may reasonably require of Tenant under the terms of this Lease, where any such failure continues for a period of twenty (20) days following written notice by or on behalf of Landlord to Tenant.

                 (d) A Default by Tenant as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under paragraph 40 hereof, that are to be observed, complied with or performed by Tenant, other than those described in subparagraph (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Landlord to Tenant; provided, however, that if the nature of Tenant's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Tenant if Tenant commences such cure within said thirty (30)-day period and thereafter diligently prosecutes such cure to completion.

                 (e) The occurrence of any of the following events: (i) the making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
            (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                 (f) The discovery by Landlord that any representation, warranty or financial statement given to Landlord by Tenant or any Guarantor of Tenant's obligations hereunder was materially false or misleading.

                 (g) If the performance of Tenant's obligations under this Lease is guaranteed: (i) the death of a guarantor; (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) guarantor's refusal to honor the guaranty; or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Tenant's failure, within sixty (60) days following written notice by or on behalf of Landlord to Tenant of any such event, to provide Landlord with written alternative assurance or security, which, when coupled with the then existing resources of Tenant, equals or exceeds the combined financial resources of Tenant and the guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Tenant fails to perform any affirmative duty or obligation of Tenant under this Lease, within ten (10) days after written notice to Tenant (or in case of an emergency, without notice), Landlord may, at its option (but without obligation to do so), perform such duty or obligation on Tenant's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies or governmental licenses, permits or approvals. The costs and expenses of any such performance by Landlord (including penalties, interest and attorneys' fees incurred in connection therewith) shall be due and payable by Tenant to Landlord upon invoice therefor. If any check given to Landlord by Tenant shall not be honored by the bank upon which it is drawn, Landlord, at its option, may require all future payments to be made under this Lease by Tenant to be made only by cashier's check. In the event of a Breach of this Lease by Tenant, as defined in paragraph 13.1, with or without further notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such Breach, Landlord may:

                 (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; and

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            (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Landlord applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provisions (i) and (ii) of the prior sentence shall be computed by allowing interest at the rate of twelve percent (12%) per annum, but not exceeding the maximum rate then allowed by law. The worth at the time of award of the amount referred to in provision (iii) of the first sentence of this subparagraph (a) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Landlord to mitigate damages caused by Tenant's Default or Breach of this Lease shall not waive Landlord's right to recover damagers under this paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Landlord shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Landlord may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under paragraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Tenant under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by paragraph 13.1(b), (c) or (d). In such case, the applicable grace period under paragraph 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one (1) such statutory notice, and the failure of Tenant to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Landlord to the remedies provided for in this Lease and/or by said statute.

                 (b) Continue the Lease and Tenant's right to possession in effect under California Civil Code Section 1951.4 after Tenant's Breach and abandonment and recover the rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations. See paragraphs 12 and 36 for the limitations on assignment and subletting, which limitations Tenant and Landlord agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver to protect the Landlord's interest under the Lease shall not constitute a termination of the Tenant's right to possession.

                 (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

                 (d) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

                 (e) Tenant waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law in the event Tenant is evicted or Landlord takes possession of the Premises by reason of a Breach.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Landlord for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Tenant during the term hereof as the same may be extended. Upon the occurrence of an uncured Breach of this Lease by Tenant, as defined in paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord, and recoverable by Landlord as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Tenant. The acceptance by Landlord of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Landlord of the provisions of this paragraph unless specifically so stated in writing by Landlord at the time of such acceptance.

     13.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default or Breach with respect to such overdue amount, or prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary, Base
Rent shall, at Landlord's option, become due and payable quarterly in advance. Landlord's failure to promptly enforce Landlord's right to any late charge shall not be a waiver of Landlord's right to collect such late charge or any subsequent late charge.

     13.5 BREACH BY LANDLORD. Landlord shall not be deemed in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this paragraph 13.5 [ILLEGIBLE] Paragraph 5.7 of the First Addendum a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Landlord shall not be in Breach of this Lease if performance is commenced within such thirty
(30)-day period and thereafter diligently pursued to completion. If Tenant obtains a money judgment against Landlord resulting from any breach or other claim arising under this Lease, that judgment shall be satisfied only out of Landlord's right, title and interest in the Premises and out of rent or other income from the Premises receivable by Landlord. No other real, personal or mixed property of Landlord, wherever situated, shall be subject to levy to satisfy such judgment. Neither Landlord nor any of its trustees, directors or officers, employees or agents shall ever be personally liable for any such judgment. Tenant shall not have the right to withhold, reduce or offset any amount against any payments of rent or any other charges due and payable under this Lease by reason of a breach of this Lease by Landlord.

14.  CONDEMNATION

     If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty


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percent (20%) of the floor area of the Premises, or more than twenty percent
(20%) of the land area not occupied by any building, is taken by condemnation, either Landlord or Tenant may, at its option, to be exercised in writing within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If neither Landlord nor Tenant terminates this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken (less any addition thereto by reason of any reconstruction) bears to the original rentable floor area of the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenant's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of its net severance damages received, over and above the legal and other expenses incurred by Landlord in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKER'S FEE
     15.1 The Brokers named in paragraph 1.10 are the procuring causes of this Lease.
     15.2 Upon full execution of this Lease by both Parties, Landlord shall pay to Landlord's Broker named in paragraph 1.10 a fee as set forth in a separate written agreement between Landlord and said Broker for brokerage services rendered to Landlord in this transaction. If a Tenant's Broker is named in paragraph 1.10, Landlord's Broker shall pay an appropriate portion of its fee to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.
     15.3 Tenant and Landlord each represents and warrants to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any, named in paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses and attorneys' fees reasonably incurred with respect thereto.
     15.4 Landlord and Tenant hereby consent to and approve all agency relationships, including any dual agencies, indicated in paragraph 1.10.

16.  TENANCY STATEMENT
     16.1 Each Party (as "Responding Party") shall, within ten (10) days after written notice from the other Party (the "Requesting Party"), execute, acknowledge and deliver to the Requesting Party a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or in full force and effect as modified, as stating the modifications); (ii) the amount of, and date to which Base Rent and other charges have been paid in advance; (iii) the amount of any security deposit; (iv) acknowledging that the Requesting Party is not in default under this Lease (or, if the Requesting Party is claimed to be in default, stating the nature of the default); and (v) such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.
     16.2 If Landlord desires to finance, refinance or sell the Premises, any part thereof or the building of which the Premises are a part, Tenant and all Guarantors of Tenant's performance hereunder shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including, but not limited to, Tenant's financial statements for the past three
(3) years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.  LANDLORD'S LIABILITY
     The term "Landlord" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises or, if this is a sublease, of the Tenant's interest in the prior lease. In the event of a transfer of Landlord's title or interest in the Premises or in this Lease, Landlord shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Landlord at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Landlord shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Landlord. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Landlord shall be binding only upon the Landlord as hereinabove defined.

18.  SEVERABILITY
     The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.  INTEREST ON PAST-DUE OBLIGATIONS
     Except as expressly otherwise provided in this Lease, any monetary payment due Landlord hereunder, other than late charges, which is not received by Landlord on the date on which it was due, shall bear interest from the day after it was due at the rate of twelve percent (12%) per annum, but not exceeding the maximum rate then allowed by law, in addition to the late charge provided for in paragraph 13.4.

20.  TIME OF ESSENCE
     Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21.  RENT DEFINED
     All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

22.  NO PRIOR OR OTHER AGREEMENTS
     This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

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

23.  NOTICES
     All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this paragraph 23.
Notices shall be addressed as follows:

     Landlord:                     State of California Public Employees'
                                    Retirement System
                                   c/o Prentiss Properties Limited, Inc.
                                   Attn: Property Manager, Southern
                                    California Industrial
                                   970 West 190th Street, Suite 550
                                   Torrance, CA 90502

TENANT:                            Fortune Dogs, Inc., dba Big Dog Sportswear
          Mark Green               121 Gray Avenue
copy:     Equity Real Estate       Santa Barbara, CA 93101
          3510 Torrance Blvd#209   (805) 963-8727
          Torrance, CA  90503

Either Party may, by written notice to the other, specify a different address for notice purposes, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.
     Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next-day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24.  WAIVERS
     No waiver by Landlord of the Default or Breach of any term, covenant or condition hereof by Tenant shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Tenant of the same or of any other term, covenant or condition hereof. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent or similar act by Tenant, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Landlord's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Landlord shall not be a waiver of any preceding Default or Breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted. Any payment given Landlord by Tenant may be accepted by Landlord on account of monies or damages due Landlord, notwithstanding any qualifying statements or conditions made by Tenant in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Landlord at or before the time of deposit of such payment.

25.  RECORDING
     Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26.  NO RIGHT TO HOLD OVER
     Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. Tenant shall indemnify, defend and hold Landlord harmless of and from any and all claims, demands, liabilities, losses, costs, expenses (including attorneys' fees) and damages incurred by Landlord as a result of any delay by Tenant in vacating the Premises. If Tenant does not vacate the Premises upon the expiration of termination of the term and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Premises shall be a tenancy from month-to-month only, subject to all of the terms and conditions of this Lease applicable to a month-to-month tenancy, except that Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent in effect during the last month of the term.

27.  CUMULATIVE REMEDIES
     No remedy or election of Landlord hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights and remedies at law or in equity.

28.  COVENANTS AND CONDITIONS
     All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions.

29.  BINDING EFFECT; CHOICE OF LAW
     This Lease shall be binding upon the parties, their personal representatives and permitted successors and assigns. This Lease shall be governed by the laws of the State of California. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NONDISTURBANCE
     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease, but that in the event of Landlord's default with respect to any such obligation, Tenant will give any Lender whose name and address has been furnished Tenant in writing for such purpose, notice of Landlord's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Tenant may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Tenant, this


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Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.
    30.2 ATTORNMENT. Subject to the nondisturbance provisions of paragraph 30.3, Tenant agrees to attorn to and recognize as the Landlord under this Lease a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not be: (a) liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership;
(b) subject to any offsets or defenses which Tenant might have against any prior landlord; or (c) bound by prepayment of more than one (1) month's rent.
    30.3 NONDISTURBANCE. With respect to Security Devices entered into by Landlord after the execution of this Lease, Landlord agrees to use diligent efforts to obtain assurance (a "nondisturbance agreement") from the Lender that Tenant's possession and this Lease, including any Options to extend the term hereof, will not be disturbed so long as Tenant is not in Breach hereof and attorns to the record owner of the Premises.
    30.4 SELF-EXECUTING. The agreements contained in this paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or nonsubordination, attornment and/or nondisturbance agreement as is provided for herein.

31. ATTORNEYS' FEES
    If either Party brings an action or proceeding for Breach of this Lease, to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LANDLORD'S ACCESS; SHOWING PREMISES; REPAIRS
    Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or tenants, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may reasonably deem necessary or prudent. Landlord may, at any time, place on or about the Premises or building any ordinary "For Sale" signs and Landlord may, at any time during the last one hundred eighty (180) days of the term hereof, place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.

33. AUCTIONS
    Tenant shall not conduct, or permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS
    Tenant shall not place any sign upon the Premises, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business in the location designated by Landlord, in Landlord's sole discretion. The installation of any sign on the Premises by or for Tenant shall be subject to the provisions of paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Landlord reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Tenant's business.

35. TERMINATION; MERGER
    Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Breach by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within thirty (30) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

36. CONSENTS
    36.1 Except for paragraph 33 (Auctions), 34 (location of signs) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Landlord's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Tenant for and Landlord consent pertaining to this Lease or the Premises, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Material or Toxic Substance, practice or storage tank, shall be paid by Tenant to Landlord upon receipt of an invoice and supporting documentation therefor. Subject to paragraph 12.2(e) (applicable to assignment or subletting), Landlord may, as a condition to considering any such request by Tenant, require that Tenant deposit with Landlord an amount of money (in addition to the Security Deposit held under paragraph 5) reasonably calculated by Landlord to represent the cost Landlord will incur in considering and responding to Tenant's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Tenant without interest.
Landlord's consent to any act, assignment of this Lease or subletting of the Premises by Tenant shall not constitute an acknowledgment that no Default or Breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent.
    36.2 All conditions to Landlord's consent authorized by this Lease are acknowledged by Tenant as being reasonable. The failure to specify herein any particular condition to Landlord's consent shall not preclude the imposition by Landlord at the time on consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.


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37. GUARANTOR
    37.1 If there are to be any Guarantors of this Lease per paragraph 1.11, the guaranty shall be on a form provided by Landlord, and each said Guarantor shall have the same obligations as Tenant under this Lease, including, but not limited to, the obligation to provide the Tenancy Statement and information called for by paragraph 16.
    37.2 It shall constitute a Default of the Tenant under this Lease if any such Guarantor fails or refuses, upon reasonable request by Landlord, to give:
(a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including, in the case of a corporate guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may, from time to time, be requested by Landlord, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION
    Upon payment by Tenant of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the term hereof as against any person claiming the same by, through or under Landlord, subject to all of the provisions of this Lease.

39. OPTIONS
    39.1 DEFINITION. As used in this paragraph 39, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Tenant has on other property of Landlord; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Landlord or the right of first offer to lease other property of Landlord; and (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Landlord, or the right of first refusal to purchase other property of Landlord, or the right of first offer to purchase other property of Landlord.
    39.2 OPTIONS PERSONAL TO ORIGINAL TENANT. Each Option granted to Tenant in this Lease is personal to the original Tenant named in paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Tenant and any assignee the transfer to which Lessor's consent is not required hereunder or as to which such consent was given. No Option may be separated from this Lease in any manner, by reservation or otherwise.
    39.3 MULTIPLE OPTIONS. In the event that Tenant has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.
    39.4 EFFECT OF DEFAULT ON OPTIONS.
              (a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary:
         (i) during the period commencing with the giving of any notice of Default under paragraph 13.1 and continuing until the noticed Default is cured; or (ii) during the period of time any monetary obligation due Landlord from Tenant is unpaid (without regard to whether notice thereof is given Tenant); or (iii) during the time Tenant is in Breach of this Lease; or (vi) in the event that Landlord has given to Tenant three (3) or more notices of Default under paragraph 13.1, whether or not the Defaults are cured, during the twelve (12)-month period immediately preceding the exercise of the Option.
              (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provision of paragraph 39.4(a).
              (c) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Landlord gives to Tenant three (3) or more notices of Default under paragraph 13.1 during any twelve (12)-month period, whether or not the Defaults are cured, or (iii) if Tenant commits a Breach of this Lease.

40. MULTIPLE BUILDINGS
    If the Premises are part of a group of buildings controlled by Landlord, Tenant agrees that it will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Tenant will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES
    Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS
    Landlord reserves to itself the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easement rights, dedication, map or restrictions.

43. AUTHORITY
    If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf and that this Lease is binding upon Tenant in accordance with its terms. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after request by Landlord, deliver to Landlord evidence satisfactory to Landlord of such authority.

44. CONFLICT
    Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.


                                       PAGE 16              Initials [ILLEGIBLE]
                                                                    ------------

    EXECUTED AT   Santa Barbara, California, on January 30, 1995.

                                  TENANT:

                                  FORTUNE DOGS, INC. dba BIG DOG SPORTSWEAR.
                                  -------------------------------------------

                                  a    California corporation
                                       --------------------------------------


                                  By    /s/ Andrew Feshbach
                                       --------------------------------------
                                  Its  President
                                       --------------------------------------
                                       President

                                  By   /s/ Anthony J. Wall
                                       --------------------------------------
                                  Its  S. Vice President & Secretary
                                       --------------------------------------
                                       Senior Vice President and Secretary

                                  Address:  121 Gray Avenue
                                            ---------------------------------
                                            Santa Barbara, CA 93101
                                            ---------------------------------

                                            ---------------------------------

                                            (805) 963-8727
                                            ----- --- ----
                                            FAX: (____) ___-____




                                       PAGE 18                  Initials______

45.      OFFER

    Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to lease to Tenant. This Lease is not intended to be binding and shall not be effective until executed by all Parties hereto.

46.      AMENDMENTS

    This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially adversely affect Tenant's obligations hereunder, Tenant agrees to make such reasonable nonmonetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

47.      MULTIPLE PARTIES

    If more than one person or entity is named herein as Tenant, the obligations imposed on each such person or entity shall be the joint and several responsibility of all persons or entitles so named.

48.      INTERPRETATION

    The paragraph headings and captions of this Lease, the Hazardous Materials Lease Rider and any and all other documents attached to and made a part of this Lease are for convenience only and shall not be used to define or limit any provision hereof or thereof. The language in all parts of this Lease shall be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership, corporation or joint venture, the singular includes the plural, and the plural includes the singular.

49.      UNAVOIDABLE DELAY

    If Landlord is delayed or prevented from performing any of its obligations due to events beyond Landlord's reasonable control (including, without limitation acts of God, war, civil commotion, labor disputes, strikes, fire, flood, earthquake or other casualty, inability to procure labor or materials, government regulation or restriction and adverse weather conditions), the time provided for performing such obligations shall be extended by a period of time equal to such delay.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS MATERIALS OR TOXIC SUBSTANCES.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

    EXECUTED AT SACRAMENTO, California, on February 7, 1995.


                                  LANDLORD:

                                  STATE OF CALIFORNIA PUBLIC EMPLOYEES'
                                       RETIREMENT SYSTEM

                                  By:  LA SALLE ADVISORS LIMITED PARTNERSHIP

                                  Its:   As Advisor and Duly Authorized Agent


                                       By /s/ Richard C. Cunningham
                                          -----------------------------------
                                              Richard C. Cunningham

                                       Its  Vice President
                                           ----------------------------------

                                       By  /s/ Joseph R. Shea
                                          -----------------------------------
                                               Joseph R. Shea

                                       Its  Vice President
                                           ----------------------------------


                                       Address:  1601 Response Road, Suite 300
                                                 Sacramento, CA   95815
                                                 (916) 920-4051
                                                 FAX: (916) 920-0205




                                       --AND--


                                       PAGE 17                  Initials______

                         HAZARDOUS MATERIALS LEASE RIDER

     This Rider is attached to and made part of that certain Lease (the "Lease") dated January 13, 1995, between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM ("Landlord") and Fortune Dogs, Inc., dba Big Dog Sportswear, a California corporation ("Tenant"), covering the premises commonly known as 8457 S. Eastern Ave, Unit A, Bell Gardens, CA (the "Premises"). Capitalized terms not otherwise defined in this Rider shall have the meaning given them in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

     1. HAZARDOUS MATERIALS. Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials and Toxic Substances on or about the Premises:

          A. As used herein, the terms "Hazardous Materials and/or Toxic Substances" mean (1) any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or federal government or special district, (2) designated as a "hazardous substance" pursuant to
     Section 1311 of the Federal Water Pollution Control Act (33 USC
     Section 1317), (3) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 USC Section 6901, ET SEQ. (42 USC Section 6903), (4) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC Section 9601, ET SEQ. (42 USC
     Section 9601), (5) defined as a "hazardous waste" or as a "hazardous substance" pursuant to Section 25117, 25316 or 25821(d) of the California Health and Safety Code, or (6) any infectious wastes or substances. References herein to specific statutes or laws shall also be references to any amendments of or applicable successor statutes or laws.
          B. Tenant shall not cause or permit any Hazardous Materials or Toxic Substances to be brought upon, kept or used in or about the Premises or the real property of which the Premises are a part (the "Project") by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord. Landlord shall not unreasonably withhold such consent as long as Tenant demonstrates to Landlord's reasonable satisfaction and covenants to Landlord that such Hazardous Materials or Toxic Substances are necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws relating to any such Hazardous Materials or Toxic Substances so brought upon or used or kept in or about the Premises or the Project. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Materials or Toxic Substances on the Premises or the Project caused or permitted by Tenant results in contamination of the Premises or the Project, or if contamination of the Premises or the Project by Hazardous Materials or Toxic Substances otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Project, and sums paid in settlement of claims, actual attorneys' fees, consultant fees and expert fees), which arise during or after the term of the Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions, including regular inspections, or any clean-up, remedial, removal or restoration work required or recommended by any federal, state or local governmental agency or political subdivision because of Hazardous Materials or Toxic Substances present in the soil or ground water on or under the Premises and/or the Project. The indemnity, defense and hold harmless obligations of Tenant under this Rider shall survive any termination of this Lease. Without limiting the foregoing, if the presence of any Hazardous Materials or Toxic Substances on the Premises or the Project caused or permitted by Tenant results in any contamination of the Premises or the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises and the Project to the condition existing prior to the introduction of any such Hazardous Materials or Toxic Substances; provided that, Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions, in Landlord's sole and absolute discretion, would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.
          C. Landlord shall have the right, at any time, to cause testing wells to be installed on or about the Premises and/or the Project, and may, at its option, cause the ground water, soil and air to be tested to detect the presence of Hazardous Materials or Toxic Substances at least once every twelve (12) months during the term of the Lease by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the maintenance, repair and replacement of such wells shall be fully paid for by Tenant within ten (10) days after receiving a statement of charges from Landlord.
          D. Landlord and Landlord's agents shall have the right to inspect the Premises for the purposes of ascertaining Tenant's compliance with this Rider. The cost of such inspections shall be reimbursed to Landlord by Tenant. In the event of a spill or mishandling of Hazardous Materials or Toxic Substances, Tenant shall immediately inform Landlord verbally and in writing. Such notice shall identify the Hazardous Materials or Toxic Substances involved and the emergency procedures taken.
          E. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if: (1) the proposed assignee's or sublessee's anticipated use of the Premises or the Project involves the generation, storage, use, treatment or disposal of Hazardous Materials or Toxic Substances; (2) the proposed assignee or sublessee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials or Toxic Substances contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (3) the proposed assignee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of any Hazardous Materials or Toxic Substances.
          F. If Tenant presently uses in its business materials which may be Hazardous Materials or Toxic Substances as defined in this Rider, Tenant shall, prior to execution of the Lease, deliver to Landlord (1) a list of all such Hazardous Materials and Toxic Substances, (2) a plan for use, handling, storage and disposal of Hazardous Materials and Toxic Substances,
     (3) the name, address, telephone number and qualifications of a licensed company that will handle emergency clean-up for Tenant, and (4) a written contingency plan for any emergency involving Hazardous Materials and Toxic Substances. During the term of the Lease, Tenant shall immediately deliver to Landlord (1) a new list of all such Hazardous Materials and Toxic Substances, each time Tenant adds or changes the materials or substances it uses and each time a material or substance used by Tenant becomes included within the definition of Hazardous Materials or Toxic Substances under this Lease (due to new or revised laws or otherwise), and (2) copies of all reports required by any and all regulator agencies governing the use, handling, storage and disposal of Hazardous Materials or Toxic Substances.

          G. Landlord agrees that Tenant may use the Hazardous Materials and Toxic Substances specifically consented to by Landlord as required by paragraph 1B above, subject to the terms of this Lease and this Rider. Tenant shall immediately notify Landlord in writing of any other materials which may be used by Tenant or stored by Tenant on or about the Premises which may be hazardous or toxic, and shall obtain Landlord's written consent prior to such use or storage.
          H. Any increase in the premium for insurance carried by Landlord or required of Tenant under this Lease on the Premises or the Project which arises from Tenant's use and/or storage of these materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any federal, state or local governmental agency or special district with jurisdiction.
          I. It is the intent of the parties hereto that the provisions of this Lease Rider regarding the use and handling of Hazardous Materials and Toxic Substances shall also apply to Tenant's storage upon the Premises of any substances, including, but not limited to, gasoline and diesel fuels, in above- or below-ground storage tanks.
          J. Except as may be disclosed in the Phase II Environmental Report for Bell Gardens Industrial Park, Prentiss Properties, Limited, Inc., has no actual knowledge of any Hazardous Material on the Premises in violation of any Applicable Law. Tenant shall not be responsible for any Hazardous Material contamination existing prior to the Commencement of this Lease unless Tenant intentionally or negligently causes, permits or exacerbates such contamination.

     2. EXCULPATORY CLAUSE. The obligations of Landlord herein are intended to be binding only upon the financial assets of the entity acting as Landlord and shall not be personally binding, nor shall any resort be had to the financial assets of any of its trustees or board of directors and officers, as the case may be, its investment manager or any employees or agents of Landlord or the investment manager.

                              LANDLORD:

                              LA SALLE ADVISORS LIMITED PARTNERSHIP,
                              As Advisor and Duly Authorized Agent for the
                              STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM



                                   By     /s/ Richard C. Cunningham
                                     -------------------------------------------
                                          Richard C. Cunningham
                                   Its    Vice President
                                      ------------------------------------------



                                   By     /s/ Joseph R. Shea
                                      ------------------------------------------
                                          Joseph R. Shea
                                   Its    Vice President
                                      ------------------------------------------

                              TENANT:

                                   FORTUNE DOGS, INC., dba BIG DOG SPORTSWEAR
                                   a California corporation
                                   ---------------------------------------------



                                   By     /s/ Andrew Feshbach
                                      ------------------------------------------
                                   Its    President
                                      ------------------------------------------
                                          President



                                   By     /s/ Anthony J. Wall
                                      ------------------------------------------
                                          Anthony J. Wall
                                   Its    S. Vice President & Secretary
                                      ------------------------------------------
                                          Senior Vice President and Secretary

                                MULTI-TENANT FACILITY
                                     LEASE RIDER


    This Rider is attached to and made part of that certain Lease (the "Lease") dated January 13, 1995 between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, as Landlord, and FORTUNE DOGS, INC. dba BIG DOG SPORTSWEAR, a California corporation, as Tenant, covering the premises commonly known as 8457 S. Eastern Ave, Unit A, Bell Gardens, CA (the "Premises"). Capitalized terms not otherwise defined in this Rider shall have the meaning given them in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

    1. PROJECT. The Premises are part of a multi-tenant industrial/commercial real property development described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Project"). The Project includes the land, the buildings and all other improvements located thereon, and the common areas described in paragraph 2 below.

    2.   COMMON AREAS: USE, MAINTENANCE AND COSTS.
         A. COMMON AREAS. As used in this Rider, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord may from time to time change the size, location, nature and use of any of the Common Areas, including converting Common Areas into leasable areas, constructing additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing Common Area land and/or facilities but no change shall be made in Tenant's parking spaces unless required by applicable governmental agency. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant from time to time. Such activities and changes shall be expressly permitted if they do not materially affect Tenant's use of the Premises.
         B. USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's expressed or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in and to the Common Areas as, in Landlord's judgment, may be desirable to improve the Project. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.
         C. SPECIFIC PROVISION RE: VEHICLE PARKING. Tenant shall be entitled to use N/A vehicle parking spaces in the Project without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. If Tenant parks more vehicles in the parking area than the number set forth in this paragraph, such conduct shall be a material breach of the Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a reasonable daily charge for each such additional vehicle.
         D. TENANT'S SHARE AND PAYMENT. Tenant's share of Common Areas maintenance costs shall be paid as itemized Contractual Maintenance Costs pursuant to paragraphs 7.1(b) and 7.5 of the Lease

            (See First Addendum Paragraph 59)

    Landlord warrants that Itemized Contractual Maintenance Costs have been averaging approximately $0.06 per square foot during the prior two years and that the computation of Itemized Contractual Maintenance Costs has been and will remain the same for all tenants.

                                     EXHIBIT "A"


                                        [MAP]

                         OPTION TO EXTEND TERM
                              LEASE RIDER

     This Rider is attached to and made part of that certain Lease (the "Lease") dated January 13, 1995, between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, as Landlord, and FORTUNE DOGS, INC., dba Big Dog Sportswear, a California corporation, as Tenant, covering the premises commonly known as 8457 S. Eastern Avenue, Unit A, Bell Gardens, California (the "Premises"). Capitalized terms not otherwise defined in this Rider shall have the meaning given them in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

     1.   OPTION(S) TO EXTEND TERM.

          A. Landlord hereby grants to Tenant 1 option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of four (4) years each (the "Extension(s)"), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred twenty (120) days before the expiration of the Original Term or the preceding Extension of the Original Term, respectively. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Original Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of this Lease and (b) Tenant has not been ten (10) or more days late in the payment of rent more than a total of three (3) times during the Original Term and all preceding Extensions.

          B. PERSONAL OPTIONS. The Option(s) are personal to the Tenant named in paragraph 1.1 of the Lease. If Tenant subleases any portion of the Premises or assigns or otherwise transfers any interest under the Lease prior to the exercise of an Option (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse. If Tenant subleases any portion of the Premises or assigns or otherwise transfers any interest of Tenant under the Lease after the exercise of an Option but prior to the commencement of the respective Extension (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse and the Original Term shall expire as if such Option were not exercised. If Tenant subleases any portion of the Premises or assigns or otherwise transfers any interest of Tenant under the Lease in accordance with paragraph 12 of the Lease after the exercise of an Option and after the commencement of the Extension related to such Option, then the term of the Lease shall expire upon the expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

     2.   CALCULATION OF RENT.

          The Base Rent during the Extension(s) shall be determined by one or combination of the following methods (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

               (1)  Cost of Living Adjustment (paragraph 2A, below)        /X/
               (2)  Fair Rental Value Adjustment (paragraph 2B, below)     / /
               (3)  Fixed Adjustment (paragraph 2C, below)                 /X/

          A. COST OF LIVING ADJUSTMENT. The Base Rent shall be increased on the first day of the 31st month(s) of the 1st Extension(s) of the Original Term (the "Rental Adjustment Date") by reference to the Index or substitute Index defined in paragraph 4.2 of the Lease, as follows:
     The Base Rent in effect immediately prior to the applicable Rental Adjustment Date (the "Comparison Base Rent") shall be increased by the percentage that the Index has increased from the month in which the payment of the Comparison Base Rent commenced through the month in which the applicable Rental Adjustment Date occurs Minimum 4% Maximum 8% per annum. In no event shall the Base Rent be reduced by reason of such computation.

          B. FAIR RENTAL VALUE ADJUSTMENT. The Base Rent shall be increased on the first day of the N/A month(s) of the _______________ Extension(s) of the Lease Term (the "Rental Adjustment Date(s)") to the "fair rental value" of the Premises, determined in the following manner:

               (1) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the fair rental value of the Premises as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Premises at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, as follows (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

      Appraisal by Appraiser         / /         Appraisal by Broker     / /


               (2) If Landlord and Tenant are not able to agree upon the fair rental value of the Premises within the prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser or broker, as indicated above, not later than seventy-five
      (75) days prior the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser/broker within such time period, then Landlord and Tenant shall each appoint one appraiser or broker, as indicated above, not later than sixty-five (65) days prior to the applicable Rental Adjustment Date. Within ten (10) days thereafter, the two (2) appointed appraisers/brokers shall appoint a third appraiser or broker, as indicated above. If either Landlord or Tenant fails to appoint its appraiser/broker within the prescribed time period, the single appraiser/broker appointed shall determine the fair rental value of the Premises. If both parties fail to appoint appraisers/brokers within the prescribed time periods, then the first appraiser/broker thereafter selected by a party shall determine the fair rental value of the Premises. Each party shall bear the cost of its own appraiser or broker and the parties shall share equally the cost of the single or third appraiser or broker, if applicable. If appraisers are used, such appraisers shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises is located and shall be members of professional organizations such as MAI or equivalent. If brokers are used, such brokers shall have at least five
      (5) years' experience in the sales and leasing of commercial/industrial real property in the area in which the Premises is located and shall be members of professional organizations such as the Society of Industrial Realtors or equivalent.

               (3) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent

                                             Initials ILLEGIBLE
                                                      ---------
                                                      ILLEGIBLE
                                                      ---------
      to a ready and willing landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which the Premises may be used. If a single appraiser/broker is chosen, then such appraiser/broker shall determine the fair rental value of the Premises. Otherwise, the fair rental value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the appraiser(s)/ broker(s) to complete their determination of the fair rental value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then
      Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When the fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.

          C. FIXED ADJUSTMENT. The Base Rent shall be increased to the following amounts on the following dates: August 15, 1998 - $22,000 per month

                                GROSS LEASE FORM

                             FIRST ADDENDUM TO LEASE


This Addendum to Lease dated January 13, 1995, by and between The State of California Public Employees' Retirement System, Landlord, and Fortune Dogs, Inc., A California Corporation, DBA: Big Dog Sportswear, Tenant, recites provisions which are in addition to or in amendment of the Lease form and shall be deemed to be a part of said Lease as if incorporated in the same Lease form thereof, to wit: The provisions of this First Addendum to Lease shall prevail over any inconsistent or conflicting provisions of the Lease, including the riders attached to and made part thereof.


50) TENANT IMPROVEMENT - Tenant agrees to accept the premises in their "as is" condition, subject to the following improvements to be made at the Landlord's expense. Landlord shall at its sole costs and expense:

          a) Paint, recarpet and retile the existing office and office restrooms. Tenant shall select all paint and carpet colors from Landlord's specifications.

          b) Landlord shall install 10 foot chain link fencing in the parking area. Location of fencing is to be mutually agreed to by both Tenant and Landlord.

51) RENTAL ABATEMENT - Base rent only shall be abated for the first two (2) months of both the original lease term and option period. During the abatement period(s), Tenant shall remain liable for all cost associated with Common Area Maintenance (CAM).

52) LEASE COMMENCEMENT - For the purpose of this agreement Lease Commencement shall 3 days after Landlord substantially completes the Tenant Improvements (as defined in paragraph 1) or when Tenant takes possession of the warehouse area, whichever occurs first. Should Landlord not be able to deliver possession of the premises to Tenant by February 15, 1995, Tenant shall have the right to terminate this Lease Agreement in it's entirety by providing written notice to Landlord within ten (10) days of such date.

53) RIGHT OF FIRST REFUSAL - If Tenant is not in default under any of the terms of this Lease, Landlord shall grant to Tenant the Right of First Offer to lease the adjacent 50,563 square feet, commonly known as 8457 S. Eastern Ave., Unit B, Bell Gardens, California ("Additional Premises"). Should a Proposal to lease all or part of the Additional Premises be procured from a third party, Landlord and Tenant shall have five (5) days from the date of Landlord's notice to agree on a rental rate for the Additional Premises.

     If Tenant and Landlord cannot agree as to the rent and any other terms of the Additional Premises within the time period provided herein, This right of first offer shall be of no further force and effect, and Landlord may lease the Additional Premises to others under terms and conditions as Landlord, in his sole discretion, may determine. If Tenant and Landlord agree to the rent and terms of the Additional Premises, Tenant and Landlord shall immediately execute an Amendment to Lease to confirm the rental and to modify this Lease Agreement to include the following terms and conditions:

     A) The Additional Premises shall be part of the leased premises for the remainder of the lease term, including any extension.

     B) Landlord shall deliver the Additional Premises to the Tenant on such date as may be agreed by Landlord and Tenant.

54) ROOF MAINTENANCE - Landlord shall maintain the building structure: roof, walls, and foundation. Landlord shall remain liable for all cost associated with the roof maintenance in excess of the preventative maintenance contract payable by Tenant as part of common Area Maintenance
     (CAM).

55) EXISTING IMPROVEMENTS - Landlord shall assign it's interest, if any, in the phone, alarm, paging systems and warehouse racking to Tenant upon execution of the Lease Agreement. However, as previously stated, Landlord currently has no interest in said improvements and has no control over the disposition of said improvements. Landlord shall endeavor to obtain these improvements for Tenant's usage, but in no way guarantees delivery of the aforementioned items. Tenant's full performance under the Lease is not contingent upon Landlord's delivery of such improvements for Tenant's use. Furthermore, Tenant releases Landlord from any liability associated with the usage of the aforementioned improvements.

56)  CONDITION OF PREMISES -

     (a) Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date and warrants to Tenant that the existing plumbing, electrical systems, fire sprinkler system, lighting, HVAC and loading doors in the Premises shall be in god operating condition and that the roof is water tight on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Landlord shall, except as otherwise expressly provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify the same at Landlord's expense. If Tenant does not give Landlord notice of non-compliance within thirty days after the Commencement Date, correction of that non-compliance shall be at the cost of the Tenant, except as otherwise expressly provided herein.

     (b) If as of the Commencement Date the Premises do not comply with current Applicable Law as required by the appropriate governmental authorities, Landlord shall promptly, after receipt of notice from Tenant, take such action, at Landlord's expense, as may be required to rectify the non-compliance. Tenant's notice shall specify the nature and extent of such non-compliance and be provided to Landlord within 180 days of the Commencement Date. However, Landlord shall not be responsible for rectifying any non-compliance that is a result of Tenant's use or modification of the Premises. Landlord makes no warranty that the permitted use in paragraph 1.8 is permitted for the Premises under Applicable Law.

57) Notwithstanding the foregoing or paragraph 13.5, in the event a roof leak occurs which results or is likely to result in damage to Tenant's property, harm to personnel or shutdown or slowdown of all or part of Tenant's business and such leak is not covered by the maintenance contract referred to in 7.1(b), Landlord shall use its' best efforts to cause roof repairs to commence within 48 hours or as soon thereafter as reasonably practicable. In the event Landlord does not cause such repairs to commence within such time period, Tenant shall be entitled to hire a contractor to perform such work and Landlord will reimburse Tenant for the cost thereof within thirty days of presentment of a bill.

58) Notwithstanding the foregoing, a change in control of Tenant shall not constitute an assignment of this Lease if securities of Tenant become registered under the Securities Exchange Act of 1934 or if such change in control results from (i) an initial public offering of securities of Tenant, (ii) a transfer of stock of Tenant from one stockholder to another stockholder or tenant or (iii) a transfer of stock by any stockholder of Tenant to an immediate family member or any trust or other entity the ultimate beneficial owners of which are immediate family members.

59) Landlord shall indemnify and save Tenant free and harmless from all liability for injury or damage to any person(s) or property, occurring on or about the Common Areas arising solely out of the negligence or willful misconduct of Landlord or its' agents.

IN WITNESS WHEREOF, the parties have executed this First Addendum effective as of the date first set forth above.

     EXECUTED AT    SACRAMENTO,   California, on    2-7-95
                 ----------------                -------------

                         LANDLORD:

                         LA SALLE ADVISORS LIMITED PARTNERSHIP,
                         As Advisor and Duly Authorized Agent for the
                         STATE OF CALIFORNIA PUBLIC EMPLOYEES
                              RETIREMENT SYSTEM


                         By   /s/ Richard C. Cunningham
                            -----------------------------------------------
                              Richard C. Cunningham

                         Its  Vice President
                            -----------------------------------------------


                         By   /s/ Joseph R. Shea
                            -----------------------------------------------
                              Joseph R. Shea

                         Its  Vice President
                            -----------------------------------------------

                         Address:  1601 Response Road, Suite 300
                                   Sacramento, CA  95815
                                   (916) 920-4051  FAX:  (916) 920-0205


EXECUTED AT   Santa Barbara,   California, on   Jan. 30, 1995
            ------------------                ------------------

                         TENANT:

                         FORTUNE DOGS, INC., DBA:  Big Dog Sportswear
                         --------------------------------------------------

                         a    California corporation
                           ------------------------------------------------


                         By   /s/ Andrew Feshbach
                            -----------------------------------------------
                              Andrew Feshbach

                         Its
                            -----------------------------------------------
                              President


                         By   /s/ Anthony J. Wall
                            -----------------------------------------------
                              Anthony J. Wall

                         Its  /s/ Senior Vice President & Secretary
                            -----------------------------------------------
                              Senior Vice President and Secretary

                         Address:  121 Gray Ave.
                                  -----------------------------------------
                                   Santa Barbara, California  93101
                                  -----------------------------------------

                                  -----------------------------------------
                                  ( 805 )   963   -   8727
                                  -------  -----     ------


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